UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2004

EFJ, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	0-21681	47-0801192
(State or other jurisdiction of incorporation)	(Commission File Number) Identification Number)	(I.R.S. Employer

1232 22nd STREET NW, SUITE 600, WASHINGTON, D.C. 20037
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (202) 833-7742

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.02.            ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

On September 16, 2004, EFJ, Inc. (the “Registrant”) filed a 8-K stating that it had entered into an amendment to its line of credit dated November 15, 2002.  Pursuant to the Amendment between the Registrant and Bank of America, the borrowing under the agreement has an interest rate of adjusted LIBOR plus 150 basis points with a cap of 2.25%.  The obligations of the Registrant under the line of credit are guaranteed by E.F. Johnson Company and Transcrypt International, Inc., wholly-owned subsidiaries of the Registrant. The new terms of the line of credit term end on September 30, 2007.  A copy of the Amendment is attached as exhibit 99.1.

Item 9.01.                                            Exhibits.

(c) The following is a list of the exhibits filed herewith.

99.1 Bank of America Line of Credit Agreement Amendment

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EFJ, INC.
(Registrant)

Date: November 5, 2004	By: /s/ MASSOUD SAFAVI
Massoud Safavi
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index

99.1	Bank of America Line of Credit Agreement Amendment